Exhibit 99.1

Golden Star Acquisition Corporation Announces Entering into a Merger Agreement with Gamehaus Inc.

New York, NY, September 18, 2023 — Golden Star Acquisition Corporation (NASDAQ: GODN) (“Golden Star”), a publicly-traded special purpose acquisition company, and Gamehaus Inc. (“Gamehaus”), a mobile game publishing company, announced that they had entered into a definitive Business Combination Agreement (the “Merger Agreement”) for a business combination (the “Business Combination”). As contemplated by the Merger Agreement, Gamehaus will operate through a publicly-traded holding company listed on the Nasdaq Stock Market.

Gamehaus is a technology-driven mobile game publishing company dedicated to nurturing partnerships with and amplifying the success of small- and medium-sized game developers. Gamehaus helps small- and medium-sized game developers stay competitive in the global gaming market with data-driven commercialization support and optimized game distribution solutions.

Transaction Overview

Upon consummation of the Business Combination, Gamehaus Holdings Inc., a newly formed holding company (“Gamehaus Holdings” or “Pubco”), will seek to be listed on the Nasdaq Stock Market. The outstanding shares of Golden Star and Gamehaus will be converted into the right to receive shares of Pubco. The transaction represents a post-combination enterprise value of $500 million for Gamehaus upon closing of the Business Combination.

The transaction has been approved by the boards of directors of both Golden Star and Gamehaus and is expected to be consummated in the fourth quarter of 2023 or early 2024, subject to regulatory approvals, the approvals by the shareholders of Golden Star and Gamehaus, and the satisfaction of certain other customary closing conditions, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the proxy statement/prospectus relating to the proposed Business Combination, and approval by the Nasdaq Stock Market to list the securities of Pubco.

Upon the closing of the Business Combination, the combined company is expected to operate under the name Gamehaus and as a Nasdaq-listed public company trading under a new ticker symbol. Gamehaus’ executive management team will continue to lead the combined company. All cash remaining on the combined company’s balance sheet at the closing of the transaction, after the settlement of transaction-related expenses, is expected to be utilized by the combined company for working capital, growth, and other general corporate purposes.

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement. A more detailed description of the transaction terms and a copy of the definitive Merger Agreement will be included in a Current Report on Form 8-K to be filed by Golden Star with the SEC and will be available on the SEC’s website at www.sec.gov.

Advisors

Becker & Poliakoff, Conyers Dill & Pearman LLP, and Deheng Shanghai Law Office are serving as legal advisors to Golden Star. Hunter Taubman Fischer & Li LLC, Ogier (Cayman) LLP, and JunHe LLP are serving as legal advisors to Gamehaus.

About Gamehaus

Gamehaus is a technology-driven mobile game publishing company dedicated to nurturing partnerships with and amplifying the success of small- and medium-sized game developers. Gamehaus helps small- and medium-sized game developers stay competitive in the global gaming market with data-driven commercialization support and optimized game distribution solutions.

About Golden Star Acquisition Corporation

Golden Star Acquisition Corporation is a blank check company formed as an exempted company under the laws of the Cayman Islands whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Golden Star’s and Gamehaus’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on Golden Star’s or Gamehaus’ management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of Golden Star’s or Gamehaus’ management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Golden Star, Gamehaus, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain the approval of the shareholders of Golden Star or Gamehaus or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of Gamehaus or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Gamehaus to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Business Combination; (i) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the Business Combination and negatively impact the trading price of Golden Star’s securities and the attractiveness of the Business Combination to investors; (j) the possibility that Golden Star and Gamehaus may be adversely affected by other economic, business, and/or competitive factors; (k) Gamehaus’ ability to execute its business plans and strategies; (l) Gamehaus’ estimates of expenses and profitability; (m) the risk that the transaction may not be completed by Golden Star’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by Golden Star; and (n) other risks and uncertainties indicated from time to time in the final prospectus of Golden Star relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Golden Star. Copies are available on the SEC’s website at www.sec.gov.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Golden Star and Gamehaus assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Golden Star nor Gamehaus gives any assurance that either Golden Star or Gamehaus will achieve their expectations.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination between Golden Star and Gamehaus, Gamehaus Holdings will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of Golden Star and a registration statement/preliminary prospectus of Gamehaus Holdings, and after the Registration Statement is declared effective, Golden Star will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of Golden Star’s shareholders to be held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. Golden Star and Gamehaus Holdings may also file other documents with the SEC regarding the Business Combination. Golden Star shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus when available and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Golden Star, Gamehaus, and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to Golden Star shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through Golden Star through the SEC’s website at www.sec.gov, or by directing a request to the contacts mentioned below.

Participants in the Solicitation

Golden Star, Gamehaus, and their respective directors and officers may be deemed participants in the solicitation of proxies of Golden Star shareholders in connection with the Business Combination. Golden Star shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Golden Star and a description of their interests in Golden Star is contained in Golden Star’s final prospectus related to its initial public offering, dated May 1, 2023, and in Golden Star’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Golden Star shareholders in connection with the Business Combination and other matters to be voted upon at the Golden Star shareholder meeting will be set forth in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that Gamehaus Holdings intends to file with the SEC. You will be able to obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release relates to a proposed Business Combination between Golden Star and Gamehaus. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

For investor and media inquiries, please contact:

Golden Star Acquisition Corporation

99 Hudson Street, 5th Floor

New York, New York 10013

(646) 706-5365

Attention: Linjun Guo, Chief Executive Officer

Email: ceo@goldenstarcorp.net

Gamehaus, Inc.

5th Floor, Building 2, No. 500 Shengxia Road,

Pudong New Area, Shanghai

+86 (021) 6881 5668

Attention: Shane Yu, IRD

Email: IR@gamehaus.com

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